UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020 (April 29, 2020)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Veritiv Corporation (“Veritiv” or the “Company”) was held on April 29, 2020. Of the 16,149,748 shares of Veritiv common stock outstanding and entitled to vote, 15,592,249 shares were represented, constituting a quorum.  At the Annual Meeting, Veritiv stockholders voted on three proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 12, 2020 (the “Proxy Statement”).

Item No. 1 :	Veritiv stockholders elected as directors the eight nominees named in the Proxy Statement and recommended by the Company’s Board of Directors to serve for a one year term expiring at the 2021 Annual Meeting of Stockholders and until their respective successors are elected and qualified, as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

Shantella E. Cooper	14,654,793	41,235	35,302	860,919

David E. Flitman	14,638,320	82,456	10,554	860,919

Daniel T. Henry	14,618,147	102,435	10,748	860,919

Mary A. Laschinger	14,448,652	278,337	4,341	860,919

Tracy A. Leinbach	14,619,349	101,256	10,725	860,919

Stephen E. Macadam	14,662,784	38,539	30,007	860,919

Michael P. Muldowney	14,679,758	41,013	10,559	860,919

Charles G. Ward, III	14,585,604	134,816	10,910	860,919

Item No. 2:	Veritiv stockholders ratified the appointment of Deloitte & Touche LLP as Veritiv’s independent registered public accounting firm for 2020, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

15,558,336	26,809	7,104	0

Item No. 3:	Veritiv stockholders approved, on an advisory basis, Veritiv’s executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

12,919,474	1,792,249	19,607	860,919

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VERITIV CORPORATION

Dated:	May 1, 2020	/s/ Mark W. Hianik
Mark W. Hianik Senior Vice President, General Counsel & Corporate Secretary